ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule Of Accounts Payable And Accrued Liabilities (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2023 CNY (¥)	Mar. 31, 2023 USD ($)	Sep. 30, 2022 CNY (¥)
Accrued Liabilities, Current [Abstract]
Tenant deposits	¥ 21,432		¥ 5,184
Other tax payable	75,600		63,619
Interest payable	2,120		1,680
Accrued payroll and welfare	1,538		3,999
Others	3,180		7,167
Total	¥ 103,870	$ 15,126	¥ 81,649